UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL
OPPORTUNITIES FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

N/A

2)	Aggregate number of securities to which transaction applies:

N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

4)	Proposed maximum aggregate value of transaction:

N/A

5)	Total fee paid:

N/A

☐	Fee paid with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

N/A

2)	Form, Schedule or Registration Statement No.:

N/A

3)	Filing Party:

N/A

4)	Date Filed:

N/A

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

SPECIAL MEETING OF SHAREHOLDERS
To Be Held on October 2, 2019

To Our Shareholders:

I am writing to inform you of the upcoming Annual Meeting of Shareholders (“Meeting”) of the MainStay MacKay DefinedTerm Municipal Opportunities Fund (“Fund”), a closed-end management investment company organized as a Delaware statutory trust. The Meeting will be held on October 2, 2019 beginning at 9:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments” or “Manager”), 51 Madison Avenue, New York, New York 10010. The purpose of the Meeting is:

1.	To elect two Trustees to serve as Class I Trustees of the Fund for three-year terms or until their successors are duly elected and qualify; and
2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees (“Board”) of the Fund has reviewed the qualifications and backgrounds of the Class I Trustee nominees and believes that they are experienced in overseeing an investment company, are familiar with the Fund and its manager and subadvisor and that their election is in the Fund’s best interests. Therefore, the Board recommends that you vote “FOR” the Class I Trustee nominees.

To avoid unnecessary expenses, I ask for your cooperation in responding promptly. I encourage you to carefully read the full text of the enclosed Proxy Statement, and vote according to the manner specified, either by mail or in person.

Your vote is very important to us regardless of the number of shares of the Fund you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on October 2, 2019. A proxy card accompanies the Proxy Statement. There are several ways to vote your shares. Please refer to the proxy card for more information on how to vote. If you have any questions before you vote, please call toll-free 888-456-7085. We will get you the answers that you need.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Kirk C. Lehneis
Kirk C. Lehneis
President

Enclosure

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 2, 2019

The Proxy Statement is also available at
https://www.proxy-direct.com/man-30772

To Our Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (“Meeting”) of MainStay MacKay DefinedTerm Municipal Opportunities Fund (“Fund”), a closed-end management investment company, organized as a Delaware statutory trust, will be held at the offices of New York Life Investment Management LLC, 51 Madison Avenue, New York, New York 10010, on October 2, 2019, beginning at 9:00 a.m., Eastern time for the following purposes:

1.	To elect two Trustees to serve as Class I Trustees of the Fund for three-year terms or until their successors are duly elected and qualify; and
2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Your attention is directed to the accompanying Proxy Statement for further information regarding the Meeting. The Board of Trustees (“Board”) of the Fund has fixed July 5, 2019 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof, and only holders of shares on that date are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. Even if you do not attend the Meeting, you may authorize your proxy by simply: (i) completing, signing, and returning the enclosed proxy card by mail in the postage-paid envelope provided; or (ii) following the instructions on the voting instruction card for authorizing your proxy. Please refer to the proxy card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Meeting in person, please vote using the enclosed proxy. If you have any questions before you vote, please call toll-free 888-456-7085.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Chief Legal Officer and Secretary
July 18, 2019

IMPORTANT NOTICE:
PLEASE VOTE USING THE ENCLOSED PROXY AS SOON AS POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 2, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE ANNUAL MEETING

This Proxy Statement and Notice of Special Meeting are available at
https://www.proxy-direct.com/man-30772

Meeting Information.  The Board of Trustees (“Board” and Board members are referred to as “Trustees”) of MainStay MacKay DefinedTerm Municipal Opportunities Fund (“Fund”) is soliciting your proxy to be voted at the Annual Meeting of Shareholders to be held on Wednesday, October 2, 2019, at 9:00 a.m., Eastern time, at the offices of New York Life Investment Management LLC (“New York Life Investments”) located at 51 Madison Avenue, New York, New York 10010 and/or at any adjournments of the meeting (“Meeting”). Participating in the Meeting are holders of common shares of beneficial interest (“Common Shares”), and the holders of preferred shares of beneficial interest (“Preferred Shares”).

General Voting Information.  You may provide proxy instructions by completing, signing and returning the enclosed proxy card (“Proxy Card”) by mail in the enclosed envelope. The persons designated on the Proxy Card as proxies will vote your shares as you instruct on each Proxy Card. If you return a signed Proxy Card without any voting instructions, your shares will be voted “FOR ALL” of the Class I Trustee nominees in accordance with the recommendation of the Board. The persons designated on the Proxy Card as proxies will also be authorized to vote (or to withhold their votes) in their discretion on any other matters which properly come before the Meeting. They may also vote in their discretion to adjourn the Meeting. If you sign and return a Proxy Card, you may still attend the Meeting to vote your shares in person. If your shares are held of record by a broker and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker and present it at the Meeting. You may revoke your proxy at any time before the Meeting by: (i) notifying New York Life Investments in writing at 51 Madison Avenue, New York, New York 10010; (ii) submitting a later signed Proxy Card; or (iii) voting your shares in person at the Meeting. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke any previously executed proxy.

Each shareholder may cast one vote for each full share, and a partial vote for each partial share, of the Fund that they owned of record on July 5, 2019 (“Record Date”). Exhibit A shows the number of shares of the Fund that were outstanding on the Record Date and Exhibit B lists the shareholders who owned 5% or more of the outstanding shares of any class of the Fund on that date. It is expected that this Proxy Statement and the accompanying Proxy Card will be first mailed to shareholders on or about August 1, 2019.

This proxy solicitation is being made primarily by mail, but may also be made by officers or employees of the Fund or New York Life Investments or its affiliates, through telephone, facsimile, or other communications. The Fund has also engaged a professional proxy solicitation firm to assist in the distribution and solicitation of proxies. The cost of the services of the professional proxy solicitation will be borne by the Fund. Please see the section titled “Other Information: Proxy Solicitation” for information regarding the professional proxy solicitation firm. The Fund may reimburse banks, brokers or dealers for their reasonable expenses in forwarding soliciting materials to beneficial owners of the Fund’s shares.

The Fund issues Common Shares and Preferred Shares. All shareholders of the Fund, both holders of Common Shares and holders of Preferred Shares, vote together to elect the Class I Trustee nominee other than the nominee for the Preferred Shares Trustee. The holders of Preferred Shares have the exclusive right to separately elect one Class I Trustee nominee as the Preferred Shares Trustee. The following table sets forth the Class I Trustee nominees by share class:

Share Class	Class I Trustee Nominee
Common Shares and Preferred Shares	Susan B. Kerley
Preferred Shares	Jacques P. Perold*

*	The holders of Common Shares may not vote for this nominee.

The presence in person or by proxy of holders of thirty-three and one-third percent (33 1/3%) of the Fund’s outstanding shares entitled to vote at the Meeting shall constitute a quorum. The presence in person or by proxy of holders of thirty-three and one-third percent (33 1/3%) of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the Preferred Shares of the Fund for purposes of electing the Preferred Shares Trustee. In the event that a quorum is not present or if sufficient votes are not received consistent with the Board’s recommendation regarding the proposal, management may propose an adjournment or adjournments of the Meeting. The Meeting, whether or not a quorum is present, may be adjourned for any lawful purpose by the

Chairman of the Board, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning the Meeting, either in person or by proxy.

Abstentions and Broker Non-Votes.  Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Broker non-votes can occur when a meeting has (i) a “routine” proposal, such as the election of trustees, where the applicable stock exchange permits brokers to vote their clients’ shares in their discretion, and (ii) a “non-routine” proposal, such as a change to the Fund’s fundamental investment policy, where the applicable exchange does not permit brokers to vote their clients’ shares in their discretion. The shares that are considered to be present as a result of the broker discretionary vote on the routine proposal but do not vote on the non-routine proposal are called “broker non-votes.” Because the proposal presented at the Meeting is considered to be a “routine” voting item (i.e., the election of the Class I Trustees), the Fund does not expect to receive any broker non-votes or abstentions. In the unlikely event that it does, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present for the Fund at the Meeting. They will be treated as votes present at the Meeting, but will not be treated as votes cast. Therefore, they would have the same effect as a vote “AGAINST” the proposal requiring a majority of votes present.

Copies of the Fund’s most recent annual report and semi-annual report, including financial statements, have been delivered to shareholders. Copies of these reports are available upon request, at no charge, by writing to NYLIFE Distributors, LLC Attn: New York Life Investments Marketing Dept., 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 855-456-9683.

THE PROPOSAL: TO ELECT CLASS I TRUSTEES OF THE FUND

The Fund’s Amended and Restated Agreement and Declaration of Trust provides that the Board shall be divided into three classes of Trustees, consisting, as nearly as may be possible, of one-third (1/3) of the total number of Trustees constituting the entire Board. Each class serves for three years with one class being elected each year. Each year the term of office of one class will expire. Susan B. Kerley and Jacques P. Perold were elected by shareholders of the Fund as Class I Trustees at the 2016 annual meeting of shareholders of the Fund. The terms of office of the Class I Trustees expire on the date of the Meeting.

In addition, Section 18 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two trustees at all times. In this regard, the holders of Preferred Shares have the exclusive right to separately elect Mr. Perold as a Class I Trustee and as a Preferred Shares Trustee, in addition to the right to vote for Ms. Kerley, together with the holders of the Common Shares.

The Board, including the Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) upon the recommendation of the Fund’s Nominating and Governance Committee, which is comprised solely of Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), have nominated Ms. Kerley and Mr. Perold to serve as Class I Trustees for a three-year term expiring in 2022 or until their successors are duly elected and qualify. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement. The above notwithstanding, the Board has a retirement policy which requires a Trustee to tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75, subject to exceptions at the Board’s discretion. None of the nominees would reach the age of 75 during their term, if elected.

It is the intention of the persons named on the enclosed Proxy Card to vote for the Class I Trustee nominees for a three-year term. The Board knows of no reason why a nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominees as the Board may recommend. Each of the current Trustees is an Independent Trustee, with the exception of Yie-Hsin Hung. The names of the Fund’s nominees for election as Class I Trustees and each other Trustee of the Fund, their years of birth, position(s) held with the Fund, principal occupations during the past five years and other directorships held by the nominee or Trustee are provided in the tables below. Information is provided as of June 30, 2019. Unless otherwise noted, the address of each Trustee is c/o New York Life Investments, 51 Madison Avenue, New York, New York 10010.

In addition to its oversight of the Fund, the Board oversees MainStay Funds Trust, The MainStay Funds, and MainStay VP Funds Trust, and elects the officers of the Fund who are responsible for the day-to-day operations of the Fund. Information pertaining to the Trustees and officers is set forth below. Officers serve a term of one year and are elected annually by the Board of Trustees. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules adopted by the U.S. Securities and Exchange Commission (“SEC”) thereunder) of the Fund.

CLASS I TRUSTEES
(Current Trustees with a term expiring at
the Annual Meeting to be held in 2019)

Name and Year Of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Susan B. Kerley 1951	Chairman and Class I Trustee/Audit Committee Financial Expert	Since 2011 (Chairman since 2017)	President, Strategic Management Advisors (since 1990)	74	MainStay Funds Trust: Chairman since 2017 and Trustee since 1990** (30 funds); The MainStay Funds: Chairman since 2017 and Trustee since 2007 (12 funds);
MainStay VP Funds Trust: Chairman and Audit Committee Financial Expert since 2017 and Trustee since 2007** (31 portfolios); and Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Jacques P. Perold 1958	Class I and Preferred Shares Trustee	Since January 2016	Retired; President, Fidelity Management & Research Company (2009 to 2014); President and Chief Investment Officer, Geode Capital Management, LLC (2001 to 2009)	74	MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (30 funds); The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay VP Funds Trust: Trustee since January 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios); Allstate Corporation: Director since 2015; MSCI Inc: Director since 2017; and Boston University: Trustee since 2014.

CLASS II TRUSTEES
(Current Trustees with a term expiring at
the Annual Meeting to be held in 2020)

Name and Year Of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Alan R. Latshaw 1951	Class II Trustee/Audit Committee Financial Expert	Since 2011	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	74	MainStay Funds Trust: Trustee since 2007** (30 funds); The MainStay Funds: Trustee since 2006 (12 funds); MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007** (31 portfolios); State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Richard H. Nolan, Jr. 1946	Class II and Preferred Shares Trustee	Since 2011	Managing Director, ICC Capital Management (since 2004); President — Shields/Alliance, Alliance Capital Management (1994 to 2004)	74	MainStay Funds Trust: Trustee since 2007** (30 funds); The MainStay Funds: Trustee since 2007 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (31 portfolios).

CLASS III TRUSTEES
(Current Trustees with a term expiring at
the Annual Meeting to be held in 2021)

Name and Year Of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee
Yie-Hsin Hung* 1962	Class III Trustee	Since 2017	Senior Vice President of New York Life since joining in 2010, Member of the Executive Management Committee since January 2017, Chief Executive Officer, New York Life Investment Management Holdings LLC & New York Life Investment Management LLC since May 2015. Senior Managing Director and Co-President of New York Life Investment Management LLC from January 2014 to May 2015. Previously held positions of increasing responsibility, including head of NYLIM International, Alternative Growth Businesses, and Institutional investments since joining New York Life in 2010.	74	MainStay Funds Trust: Trustee since 2017 (30 funds); The MainStay Funds: Trustee since 2017 (12 funds); MainStay VP Funds Trust: Trustee since 2017 (31 portfolios).

Name and Year Of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
David H. Chow 1957	Class III Trustee/Audit Committee Financial Expert	Since 2016	Founder and CEO, DanCourt Management, LLC (since 1999)	74	MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (30 funds); The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (31 portfolios);
					VanEck Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (57 portfolios); and Berea College of Kentucky: Trustee since 2009.
Richard S. Trutanic 1952	Class III Trustee	Since 2011	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	74	MainStay Funds Trust: Trustee since 2007** (30 funds); The MainStay Funds: Trustee since 1994 (12 funds); MainStay VP Funds Trust: Trustee since 2007 (31 portfolios)**.

(1)	The fund complex consists of the Fund and series of MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (“MainStay Group of Funds” or “Fund Complex”).
*	Ms. Hung is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of her affiliation with New York Life Insurance Company, New York Life Investments, Candriam Belgium, Candriam Luxembourg, MacKay Shields LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.”
**	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust and MainStay VP Funds Trust.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I TRUSTEE NOMINEES

In addition to the information provided in the table above, the following is a brief discussion of the specific experience, qualifications, attributes, or skills that support the conclusion that each Trustee is qualified to serve as a Trustee of the Fund in light of the Fund’s business and structure. The disclosure below regarding the Trustees is not intended to state or imply that any Trustee has any title, expertise or experience that would impose a higher degree of individual responsibility or obligation on such Trustee, either as compared to the other Trustees of the Fund or to Trustees of other mutual funds generally.

Class I Trustees/Nominees

Independent Trustees

Ms. Kerley.  Ms. Kerley has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1990, including serving as the Chairman of the Board since 2017 and as the Chairman of the Contracts Committee of each registrant from 2013 until 2016. Ms. Kerley serves as an Audit Committee Financial Expert for the MainStay Group of Funds. She had previously served as Chairman of the Board of each registrant through 2012. Ms. Kerley also has served as a trustee of another large mutual fund complex since 1991. She has been President of Strategic Management Advisors LLC, an investment consulting firm, since 1990. Ms. Kerley has over 25 years of experience in the investment management industry. She was, until September 2014, a member of the Board of Governors and the Executive Committee of the Investment Company Institute, the national association of U.S. investment companies (“ICI”), and the Chair of the Governing Council of the Independent Directors Council (“IDC”). She served as the Chair of the IDC Task Force on Derivatives in 2008.

Mr. Perold.  Mr. Perold has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Perold has served as the Chairman of the Contracts Committee since January 2018. Mr. Perold spent the majority of his career at Fidelity Investments and Geode Capital Management, from 1986 until 2014. Mr. Perold was president of Fidelity Management and Research Co., the investment advisor for Fidelity’s family of mutual funds, a position he held from 2009 until his retirement from Fidelity in 2014. He was, until May of 2014, a member of the Board of Governors and the Executive Committee of the ICI. Mr. Perold has more than 25 years of experience as a senior executive and investment manager of equity and alternative investments for institutional and mutual fund portfolios, with roles in trading, research and portfolio management. Mr. Perold has served as a member of the Board of Directors of MSCI Inc. since 2017 and of the Allstate Corporation since December 2015. He has also served as a member of Boston University’s Investment Committee since 2008 and is a Trustee of the University.

Class II Trustees

Independent Trustees

Mr. Latshaw.  Mr. Latshaw has served as a Trustee or Director of one or more registrants in the MainStay Group of Funds or a predecessor since 2007. Mr. Latshaw serves as an Audit Committee Financial Expert for the MainStay Group of Funds. Prior to becoming a Trustee of The MainStay Funds, Mr. Latshaw served as a consultant to the Audit and Compliance Committee of its Board of Trustees from 2004 through 2006. Mr. Latshaw also has served as a trustee of another mutual fund complex since 2005. Mr. Latshaw has over 20 years of accounting experience, and has spent the majority of his career focusing on accounting and audit issues related to mutual funds. Mr. Latshaw was a member of the Investment Companies Committee (“ICC”) of the American Institute of Certified Public Accountants, and served as its chairman from 1997 – 2001. As part of his chairmanship of the ICC, Mr. Latshaw assisted with the development of accounting standards and practices applicable to mutual funds, many of which were the predecessors to generally accepted accounting principles codified by the Financial Accounting Standards Board in 2009.

Mr. Nolan.  Mr. Nolan has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 2006. Mr. Nolan has served as the Chairman of the Investment Committee since 2007. Mr. Nolan has more than 25 years of experience as a senior executive and investment manager of both equity and fixed income portfolios for institutional and individual clients, including the management of employee benefit and retirement assets. He also served as a director and later treasurer of the New York Institute of Podiatric Medicine, during which time he was responsible, among other duties, for the management of the Institute’s portfolio of investments.

Class III Trustees

Interested Trustee

Ms. Hung.  Ms. Hung has been a Trustee since 2017. She is the Chief Executive Officer of New York Life Investment Management Holdings LLC and New York Life Investment Management LLC, New York Life’s global multi-boutique third party asset management business since May 2015.

She has been a Senior Vice President of New York Life since 2010 and was appointed to New York Life’s Executive Management Committee effective January 1, 2017. Ms. Hung joined the firm in 2010 with more than 25 years of industry experience, most recently from Bridgewater Associates and prior to that, Morgan Stanley Investment Management, where she was on the Management Committee and led a number of efforts including its strategic acquisition activities as well as its private equity and hedge fund businesses.

Independent Trustees

Mr. Chow.  Mr. Chow has served as a Trustee since 2016 and as an Advisory Board Member of the MainStay Group of Funds from June 2015 to December 2015. Mr. Chow has served as the Chairman of the Risk and Compliance Committee since 2017. Mr. Chow serves as an Audit Committee Financial Expert for the MainStay Group of Funds. He is founder and CEO of DanCourt Management, LLC, a Registered Investment Advisor since 2012 and a strategy consultancy since 1999. Mr. Chow has over 30 years of experience in the investment management industry including 15 years as general partner of institutional private equity funds. He has served as independent Chairman of the VanEck Vectors ETF Trust since 2008 and as a trustee since 2006. Since 2009, he has been a trustee of Berea College, serves on the Executive Committee and is the Chairman of the Investment Committee. From 2008 to 2015, he served as a board member and Chairman of the Audit Committee of Forward Management, LLC, an investment management firm specializing in alternative strategies. Mr. Chow has served on the Governing Council of the IDC since 2012. He has been a CFA Charterholder since 1989, is a former President, and has served on the board, of the CFA Society of Stamford from 2009 to 2017.

Mr. Trutanic.  Mr. Trutanic has served as a Trustee or Director of one or more of the registrants of the MainStay Group of Funds or a predecessor since 1994, including serving as the Chairman of the Nominating and Governance Committee since 2017, and previously serving as the Chairman of the Alternative and Closed-End Funds Oversight Committee and as the Chairman of the Brokerage and Expense Committee of The MainStay Funds. Currently, Mr. Trutanic is the Chairman and Chief Executive Officer of Somerset & Company, a private investment and advisory firm focused primarily on private equity and alternative investments for institutional clients and high net worth families. He has over 30 years of investment management experience with several institutional investment firms, including the management of public and private equity investments, with a particular focus on international and alternative investments.

Trustee Qualifications

In evaluating and selecting candidates for the Board, the Board intends to seek individuals who will serve the best interests of the Fund’s shareholders and whose attributes will, among other factors, also complement the experience, skills and diversity of the other Trustees and add to the overall effectiveness of the Board. In the evaluation of such candidates, the Board believes that diversity with respect to factors such as background, education, experience, skills, differences of viewpoint, race, gender, national origin, and other factors that contribute to the Board’s having an appropriate range of expertise, talents, experiences and viewpoints is an important consideration in the Board’s composition.

Board Structure and Leadership

The Board oversees the business and affairs of the Fund as well as key service providers to the Fund, including the services provided to the Fund by the Manager and MacKay Shields LLC (“MacKay Shields” or “Subadvisor”). The Board holds regularly scheduled in person meetings on a quarterly basis and other special in person and telephonic meetings on a quarterly and/or an as needed basis. There are seven Trustees, six of whom are considered not to be “interested persons” (as that term is defined in the 1940 Act) of the Fund, the Manager or the Subadvisor (“Independent Trustees”) in accordance with rules adopted by the SEC.

The Board has elected an Independent Trustee to serve as its Chairman. The Chairman is responsible for setting the agendas of all regular and special Board meetings, assists in identifying the information to be presented to the Board with respect to matters to be acted upon by the Board, and presides over all Board meetings. In between meetings, the Chairman is responsible for communicating with other Trustees, Fund officers, and personnel of the Manager and other service providers as necessary to enable the Board to carry out its primary responsibility of overseeing the Fund and its operations.

As discussed further below, the Board has established various Committees through which the Trustees focus on matters relating to particular aspects of the Fund’s operations, such as valuation of portfolio holdings, investments, risk oversight and compliance, Fund fees and expenses and financial reporting. The Trustees periodically review the effectiveness of the Committee structure and each Committee’s responsibilities and membership.

The Trustees believe that the Board’s leadership and committee structure is appropriate in light of the nature and size of the Fund because, among other things, it fosters strong communication between the Board, its individual members, the Manager and other service providers, allocates responsibilities among the Committees and permits Committee members to focus on particular areas involving the Fund. In addition, the Committees support and promote the Independent Trustees in their oversight of the Fund’s operations and their independent review of proposals made by the Manager.

Risk Oversight

While responsibility for day-to-day risk management relating to the Fund and its operations resides with the Manager, Subadvisor or other service providers (subject to the supervision of the Manager), the Board actively performs a risk oversight function, both directly and through its Committees, as described below. The Board and its Committees exercise this function through regular and special Board and Committee meetings during which the Board and its Committees meet with representatives of the Manager, the Subadvisor, and other key service providers. In addition, the Board has established a Risk and Compliance Oversight Committee that has the responsibility of coordinating the Board’s oversight of the implementation of the risk management and compliance programs of, and related to, the Fund. The Audit Committee also meets regularly with the Fund’s independent registered public accounting firm and Principal Financial and Accounting Officer to discuss internal controls and financial reporting matters, among other things. Senior management of the Manager and senior officers of the Fund regularly report to the Board and the Committees on a variety of risk areas relating to the Fund, including, but not limited to, investment/portfolio risks (e.g., performance, compliance, counterparty, credit, liquidity and valuation risks) and operational/enterprise risks (e.g., financial, reputational, compliance, litigation, personnel and business continuity risks), as well as more general business risks. The Board reviews and considers, on an ongoing basis, these reports as well as reports on the Fund’s performance, operations and investment practices. The Board also conducts reviews of the Manager in its role in managing the Fund’s operations. In addition, the Board has engaged independent counsel to the Independent Trustees and consults with such counsel both during and between meetings of the Board and the Committees.

The Board and the Risk and Compliance Oversight Committee also meet regularly with the Fund’s Chief Compliance Officer (“CCO”), who reports directly to the Board. The CCO has responsibility for, among other things, testing the compliance procedures of the Fund and its service providers. The CCO regularly discusses issues related to compliance and provides a quarterly report to the Board regarding the Fund’s compliance program. In order to maintain a robust risk management and compliance program for the Fund, the Board and the Risk and Compliance Oversight Committee also regularly review and consider for approval, as necessary, the Fund’s compliance policies and procedures and updates to these procedures, as well as review and consider for approval the compliance policies and procedures of certain of the Fund’s service providers to the extent that those policies and procedures relate to the operations of the Fund. In addition to the meetings with various parties to oversee the risk management of the Fund, the Board and its Committees also receive regular written reports from these and other parties which assist the Board and the Committees in exercising their risk oversight function.

The Board also benefits from other risk management resources and functions within the Manager’s organization, such as the Manager’s risk management personnel and the internal auditor of the Manager’s parent company. For example, the Board and the Risk and Compliance Oversight Committee meet periodically with the Manager’s risk management personnel, including the Manager’s Chief Risk Officer (“CRO”). The CRO is responsible for overseeing the measurement and monitoring of operational risks across the Manager’s enterprise. In addition, the Board benefits from the work of the Manager’s Risk Management Committee, which is comprised of senior personnel of the Manager and seeks to identify and address material risks within the Manager’s businesses across its multi-boutique structure. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to mitigate or eliminate all risks and their possible effects, and that it may be necessary to bear certain risks (such as investment risks) to achieve the Fund’s investment objective. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Committees

The committees of the Board include the Audit Committee, the Contracts Committee, the Investment Committee, the Nominating and Governance Committee and the Risk and Compliance Oversight Committee. Each Committee of the Board, with the exception of the Investment Committee, is comprised entirely of Independent Trustees, who are also “independent” as defined in the New York Stock Exchange (“NYSE”) listing standards. The Fund has also established a Valuation Committee and Valuation Subcommittee, which may include members who are not Trustees.

Audit Committee.  The primary purposes of the Audit Committee are to oversee the Fund’s processes for accounting, auditing, financial reporting, and related internal controls and compliance with applicable laws and regulations. The members of the Audit Committee include Alan R. Latshaw (Chairman), David H. Chow and Susan B. Kerley. The Audit Committee held 7 meetings during the fiscal year ended May 31, 2019. A copy of the Audit Committee Charter was included in the Fund’s proxy statement with respect to the 2014 annual meeting.

Contracts Committee.  The primary purposes of the Contracts Committee are to assist the Board in overseeing contracts to which the Fund is, or is proposed to be, a party and to ensure that the interests of the Fund and its shareholders are served by the terms of these contracts. The Committee will oversee the process of evaluating new contracts, reviewing existing contracts on a periodic basis and may, at its discretion or at the request of the Board, make recommendations to the Board with respect to any contracts affecting the Fund. The members of the Contracts Committee include Jacques P. Perold (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Richard S. Trutanic. The Contracts Committee held 6 meetings during the fiscal year ended May 31, 2019.

Investment Committee.  The primary purposes of the Investment Committee are to assist the Board in overseeing the portfolio management, performance and brokerage practices relating to the Fund and to consider any investment-related proposals that the Manager may make from time to time. The members of the Investment Committee include Richard H. Nolan, Jr. (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Jacques P. Perold and Richard S. Trutanic. The Investment Committee held 5 meetings during the fiscal year ended May 31, 2019.

Nominating and Governance Committee.  The primary purposes of the Nominating and Governance Committee are to: (1) make recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund; (2) make recommendations to the Board regarding (a) its size, structure and composition; (b) qualifications for Board membership; and (c) compensation for Trustees; (3) identify and recommend qualified individuals for Board membership and for the chairmanship of the Board; (4) make recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship; and (5) oversee the self-assessment of the Board, its committees and its members. The members of the Nominating and Governance Committee include Richard S. Trutanic (Chairman), David H. Chow, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr. and Jacques P. Perold. The Nominating and Governance Committee 4 meetings during the fiscal year ended

May 31, 2019. A copy of the Nominating and Governance Committee Charter was included in the Fund’s proxy statement with respect to the 2014 annual meeting.

The Nominating and Governance Committee has adopted Policies for Consideration of Trustee candidates (the “Candidate Policy”), which are formal policies on the consideration of Trustee candidates, including nominees recommended by shareholders. The Nominating and Governance Committee may solicit suggestions for nominations from any source that it deems appropriate, including independent consultants engaged specifically for such a purpose.

Shareholders or shareholder groups submitting candidates to the Nominating and Governance Committee must show that the candidate satisfies the Nominating and Governance Committee qualifications for submission, at the time of submitting the candidate to the attention of the Fund’s Secretary, who will provide all qualified submissions to the Nominating and Governance Committee. This submission to the Secretary of the Fund must include: (a) contact information for the nominating shareholder or shareholder group; (b) a certification from the nominating shareholder or shareholder group which provides the number of shares for which the person or group has: (i) sole power to vote or direct the vote; (ii) shared power to vote or direct the vote; (iii) sole power to dispose or direct the disposition of such shares; (iv) shared power to dispose or direct the disposition of such shares and (v) stating that the shares have been held continuously for at least two years as of the date of the nomination; (c) the candidate’s contact information and the number of applicable Fund shares owned by the candidate; (d) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act of 1934, as amended (the “1934 Act”); and (e) a notarized letter executed by the candidate, stating his or her intention to serve as a candidate and be named in the Fund’s proxy statement, if so designated by the Nominating and Governance Committee and the Board. It shall be in the Nominating and Governance Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a candidate from consideration. No nominee recommendations have been received from shareholders.

Risk and Compliance Oversight Committee.  The primary purpose of the Risk and Compliance Oversight Committee is to assist the Board in overseeing the policies, procedures, practices and systems relating to identifying and managing the various risks and compliance matters that are or may be applicable to the Fund. The Risk and Compliance

Oversight Committee serves as the primary link between significant areas of risk management and compliance that may affect the Fund, the Manager and Subadvisor, and other service providers to the Fund. The Risk and Compliance Oversight Committee also oversees the implementation of the Fund’s proxy voting policies and procedures. The Risk and Compliance Oversight Committee shall recognize the risk and compliance oversight roles of other committees of the Board, and shall defer to such other committees with respect to compliance or risk oversight matters that relate specifically to the purposes or responsibilities of such other committees.

The Risk and Compliance Oversight Committee shall not assume any day-to-day compliance or risk management functions or activities. The Fund’s Manager, Subadvisor and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of the compliance policies and procedures of the Fund that are required to be reasonably designed to ensure compliance by the Fund and its primary service providers with applicable federal securities laws. The Fund’s CCO shall oversee Fund management’s execution of its aforementioned compliance responsibilities. Fund management is responsible for the day-to-day implementation, maintenance, and administration of the policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Fund is or may be exposed. The CRO shall oversee Fund management’s execution of its aforementioned risk management responsibilities. The members of the Risk and Compliance Oversight Committee include: David H. Chow (Chairman), Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Risk and Compliance Oversight Committee held 8 meetings during the fiscal year ended May 31, 2019.

Valuation Committee.  The primary purposes of the Valuation Committee are to oversee the implementation of the Fund’s valuation procedures and to make fair value determinations on behalf of the Board as specified in such valuation procedures. The members of the Valuation Committee include: Christopher Feind (Chairman), Jack R. Benintende, Kevin M. Bopp (non-voting member), David H. Chow, J. Kevin Gao, Dale A. Hanley, Ping Jiang, Susan B. Kerley, Alan R. Latshaw, Richard H. Nolan, Jr., Jacques P. Perold and Richard S. Trutanic. The Valuation Committee meets as often as necessary to ensure that each action taken by the Valuation Subcommittee is reviewed within a calendar quarter of such action. The Valuation Committee 4 meetings during the fiscal year ended May 31, 2019.

Valuation Subcommittee.  The primary purposes of the Valuation Subcommittee, which meets on an as needed basis, are to establish prices of securities for which market quotations are not readily available or the prices of which are not often readily determinable pursuant to the Fund’s valuation procedures. Meetings may be held in person, by telephone conference call or via-emails. The Subcommittee may also take action via electronic mail in lieu of a meeting pursuant to the guidelines set forth in the valuation procedures. The members of the Valuation Subcommittee include: Jack R. Benintende, Kevin M. Bopp (non-voting member), Christopher Feind, J. Kevin Gao, Dale A. Hanley, Amaury Rzad and Ping Jiang. The Valuation Subcommittee held 0 meetings during the fiscal year ended May 31, 2019.

Board and Committee Meetings

During the Fund’s fiscal year ended May 31, 2019, the Board held 10 regular meetings and no special meetings. Each Committee held meetings as discussed above. Each Trustee then in office attended 75% or more of the aggregate number of regular and special meetings of the Board and those Committees of which each Trustee is a member.

Trustee Attendance at Stockholder Meetings

Even though the Fund has no formal policy regarding Trustee attendance at shareholder meetings, typically it is expected that the Chairman of the Fund will attend the Meeting or another Trustee will attend if he/she is not available. At the Fund’s 2018 annual meeting of shareholders held on September 26, 2018, all Trustees were present.

Beneficial Ownership by Trustees

As of May 31, 2019, the dollar range of equity securities owned by each Trustee in the Fund (including beneficially) and in any registered investment company overseen by the Trustees within the same family of investment companies as the MainStay Group of Funds was as follows:

Interested Trustee

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Yie-Hsin Hung	None	Over $100,000

Independent Trustees

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David H. Chow	None	Over $100,000
Susan B. Kerley	None	Over $100,000
Alan R. Latshaw	None	Over $100,000
Richard H. Nolan, Jr.	$500,001 - $1,000,000	Over $100,000
Jacques P. Perold	None	Over $100,000
Richard S. Trutanic	None	Over $100,000

Trustee Compensation

The following table reflects the compensation received by certain Trustees for the fiscal year ended May 31, 2019, from the Fund and the other funds in the Fund Complex. The Fund Complex consists of the Fund, as well as MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust, affiliated registrants not discussed in this proxy statement. The Independent Trustees receive from the Fund Complex, either directly or indirectly, an annual retainer; a fee for each regularly scheduled Board meeting and associated Committee meetings attended; and fees for attending other in-person Board meetings, attending a regular in-person meeting telephonically, and attending an in-person Board meeting that is not regularly scheduled telephonically. The Chairman of the Board is paid an additional annual fee. Trustees also are reimbursed for all out-of-pocket expenses related to attendance at Board and Committee meetings. Each Portfolio/Fund in the Fund Complex pays a pro-rata share of these fees based on its net assets relative to the other funds in the Fund Complex as of the end of the relevant fiscal year.

Trustee	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustee(1)
David H. Chow	$2,099	None	None	$317,500
Susan B. Kerley	2,495	None	None	377,500
Alan R. Latshaw	2,099	None	None	317,500
Richard H. Nolan, Jr.	2,099	None	None	317,500
Jacques P. Perold	2,115	None	None	317,500
Richard S. Trutanic	2,099	None	None	317,500

(1)	Includes compensation paid by MainStay Funds Trust, The MainStay Funds, MainStay VP Funds Trust and MainStay MacKay DefinedTerm Municipal Opportunities Fund.

As of the date of this proxy statement, the Trustees and Officers of the Fund as a group owned less than 1% of beneficial interests of the Fund.

Officers

The following individuals are officers of the Fund: Jack R. Benintende, Kevin M. Bopp, Kirk C. Lehneis, J. Kevin Gao, and Scott T. Harrington. Exhibit C includes certain information concerning these officers.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Fund’s executive officers, directors and certain persons affiliated of the manager, and persons who own beneficially, directly or indirectly, more than 10% of the Fund’s outstanding interests (collectively, the “Reporting Persons”), file Forms 3, 4, and 5 with the SEC, by or on behalf of the Reporting Persons. Reporting Persons are required by SEC regulations to furnish to the Fund copies of all Section 16(a) forms they filed with respect to shares of the Fund. Based solely upon a review of copies of such reports of ownership, as of the date of this Proxy Statement, we believe that the Reporting Persons complied with all applicable Section 16(a) reporting requirements and that all required reports were filed in a timely manner, except that one Form 4 for Mr. Nolan was filed late.

Quorum and Required Vote

The presence in person or by proxy of holders of thirty-three and one-third percent (33 1/3%) the Fund’s outstanding shares entitled to vote at the Meeting shall constitute a quorum. The presence in person or by proxy of holders of thirty-three and one-third percent (33 1/3%) of the outstanding Preferred Shares entitled to vote at the Meeting shall constitute a quorum of the Preferred Shares of the Fund for purposes of electing Mr. Perold. The holders of Preferred Shares have the exclusive right to separately elect Mr. Perold, in addition to the right to vote for the other nominee together with the holders of the Common Shares. All shareholders of the Fund vote together to elect Ms. Kerley. Provided that a quorum is present at the Meeting, the affirmative vote of a majority of the shares voted is necessary for the election of a Trustee.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I TRUSTEE NOMINEES

Independent Registered Public Accounting Firm

The firm of PricewaterhouseCoopers LLC (“PwC”) has been selected as the independent registered public accounting firm (“independent auditors”) for the Fund. In accordance with Public Company Accounting Oversight Board Rule 3526 (“PCAOB Rule 3526”), PwC has informed the Fund’s Audit Committee that it may not qualify as independent under Rule 2-01 of Regulation S-X (the “Loan Provision”), as interpreted by the Staff of the SEC, in light of a lending relationship PwC maintains with a shareholder of the Fund. The Loan Provision provides, in relevant part, that an accounting firm generally would not be independent if it or its covered persons receive a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” PwC has indicated that this relationship does not influence the audits of the Fund or PwC’s objectivity and impartiality on issues encompassed within its engagement, and that it believes that a reasonable investor possessing all the facts regarding its borrowing and audit relationships would conclude that PwC was able to exhibit the requisite objectivity and impartiality to report on the Fund’s financial statements. Legal counsel to the Fund has advised the Fund that it may rely on “no-action” relief granted by the Staff of SEC to continue to fulfill its regulatory requirements under the federal securities laws by using the audit services performed by PwC. PwC acted as independent auditors of the Fund for its most recently completed fiscal year, and has been appointed as independent auditors for the Fund’s current fiscal year. If a subsequent determination is made that PwC’s objectivity and impartiality has been impaired with respect to the planning for and execution of the Fund’s audit, then the Fund may no longer be able to continue to utilize PwC as the Fund’s auditor and would need to obtain audit services from a different independent registered public accounting firm.

The Audit Committee must approve all audit and non-audit services provided by the Fund’s independent auditors relating to the operations or financial reporting of the Fund. The Audit Committee reviews any audit or non-audit services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted pre-approval policies and procedures (“Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Fund by the independent auditors, and (ii) all permissible non-audit services to be provided by such independent auditors to New York Life Investments and to any entity controlling, controlled by or under common control with New York Life Investments that provides ongoing services to the Fund (collectively, “Service Affiliates”) if the services directly relate to the Fund’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent auditors to certify the Fund’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Fund and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Fund or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

The Audit Committee has reviewed and discussed with the management of the Fund and representatives from PwC the audited financial statements for the Fund’s last fiscal year. The Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of the Fund’s accounting principles and such other matters required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). The Audit Committee also received the written disclosures and the letter from PwC required by PCAOB Rule 3526, and discussed with a representative of PwC the independent auditor’s independence, including with respect to compliance with the Loan Provision discussed above. The Board also considered fees received by PwC from New York Life Investments and its affiliates during the last fiscal year in connection with its consideration of the auditors’ independence. Based on the foregoing discussions with management and the independent auditors, the Audit Committee recommended to the Board that the aforementioned audited financial statements be included in the Fund’s annual report to shareholders for the last fiscal year.

All members of the Audit Committee meet the standard of independence set forth in the listing standards of the NYSE, and are not considered to be “interested persons” under the 1940 Act. The Board has adopted a formal charter for the Audit Committee setting forth its responsibilities.

Representatives of PwC are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their response.

Audit Fees

For the fiscal year ended May 31, 2019, the aggregate fees billed for professional services rendered by PwC for the audit of the Fund’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $78,000. For the fiscal year ended May 31, 2018, such audit fees for the Fund were $75,200.

Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended May 31, 2019; and (ii) $0 during the fiscal year ended May 31, 2018. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

All Other Fees

There were no other audit related or other fees paid to PwC by the Fund.

Aggregate Non-Audit fees to the Fund, New York Life Investments and Service Affiliates

The aggregate non-audit fees billed by PwC for services rendered to New York Life Investments (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were approximately: (i) $10.4 million for the fiscal year ended May 31, 2019; and (ii) $9.0 million for the fiscal year ended May 31, 2018.

COMMUNICATIONS TO THE BOARD

Shareholders who wish to communicate to the Board may address correspondence to J. Kevin Gao, Secretary of the Fund, c/o the Fund at 51 Madison Avenue, New York, New York 10010. Shareholders may also send correspondence to the any individual Trustee, c/o the Fund at 51 Madison Avenue, New York, New York 10010. Without opening any such correspondence, management of the Fund will promptly forward all such correspondence to the addressed recipient(s).

OTHER INFORMATION

Investment Manager.  New York Life Investments, 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Fund.

Subadvisor.  MacKay Shields, 1345 Avenue of the Americas, New York, New York 10105, serves as subadvisor to the Fund.

Custodian and Sub-Administrator.  State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets and provides sub-administration and sub-accounting services to the Fund.

Transfer Agent.  Computershare Trust Company (“Computershare”), 150 Royall Street, Canton, Massachusetts 02021, serves as the Fund’s transfer agent.

Independent Auditors.  PwC, 300 Madison Avenue, New York, New York, 10017, serves as the Fund’s independent auditors.

Proxy Solicitation.  This proxy solicitation is being made by the Board for use at the Meeting. The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and shareholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, or agents of the Fund. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder is revocable. A shareholder may revoke a proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy card, giving notice to the Fund addressed to Computershare Fund Services, P.O. Box 808000, Louisville, Kentucky 40233-9890 or by attending the Meeting and voting in person.

The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. Computershare Fund Services has been engaged by the Fund to assist in the distribution and solicitation of proxies. New York Life Investments estimates total cost to be between $20,000 and $30,000, plus reasonable out-of-pocket expenses.

Householding.  Unless you have instructed the Fund not to, only one copy of this proxy solicitation will be mailed to multiple Fund shareholders of record who share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 855-456-9683. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please contact your participating broker-dealer firm or other financial intermediary or, if you hold Fund shares directly with the Fund, you may write to the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 855-456-9683.

Shareholder Proposals.  For the Fund’s annual meeting of shareholders in 2020, shareholder proposals to be included in the Fund’s Proxy Statement for that meeting must be received no later than March 20, 2020. Such proposals should be sent to the Fund, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Exchange Act, other applicable law and the requirements of the Fund’s governing instruments, as in effect from time to time.

Fund Reports.  The Fund’s most recent annual report and semi-annual report were mailed to shareholders. Copies of these reports are available upon request, without charge, by writing the Fund at MainStay Investments, 30 Hudson Street, Jersey City, New Jersey 07302 or by calling toll-free 855-456-9683.

EXHIBIT A

OUTSTANDING SHARES AS OF THE RECORD DATE JULY 5, 2019

Share Class	Number of Shares Outstanding
Common Shares	27,602,023
Fixed Rate Municipal Term Preferred Shares, Series A	350
Fixed Rate Municipal Term Preferred Shares, Series B	350

A-1

(This page intentionally left blank.)

EXHIBIT B

SHAREHOLDERS OWNING 5% OR MORE OF ANY CLASS OF THE FUND

As of July 5, 2019, the following accounts held of record 5% or more of the outstanding shares of any class of the Fund. Except as noted below, management does not have knowledge of beneficial owners.

Beneficial Owner’s Name and Address	Class of Shares	Number of Shares	Percentage of Shares
Merrill Lynch, Pierce, Fenner & Smith Incorporated/8862 MLPF 4804 Deerlake Dr. E. Jacksonville, FL 32246	Common	7,422,387.00	26.89%
Morgan Stanley Smith Barney LLC 1300 Thames St, 6th Floor Baltimore, MD 21231	Common	4,496,382.00	16.29%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	Common	1,419,612.00	5.14%
Raymond James & Associates, Inc. 880 Carilion Parkway Saint Petersburg, FL 33716	Common	2,922,686.00	10.59%
The Bank Of New York Mellon 525 William Penn Place Suite 153-0400 Pittsburgh, PA 15259	Common	1,549,544.00	5.61%
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	Common	3,845,378.00	13.93%
Citibank, N.A. Citicorp Citigroup Inc. 399 Park Avenue New York, NY 10022	Fixed Rate Municipal Term Preferred Shares, Series A	350	100%
Citibank, N.A. Citicorp Citigroup Inc. 399 Park Avenue New York, NY 10022	Fixed Rate Municipal Term Preferred Shares, Series B	350	100%

B-1

(This page intentionally left blank.)

EXHIBIT C

OFFICERS OF THE FUND*

Name and Year of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years**
Kirk C. Lehneis 1974	President	Indefinite term (Since 2017)	Chief Operating Officer and Senior Managing Director (since 2016), New York Life Investment Management LLC; Chairman of the Board (since 2017), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2017); Trustee, President and Principal Executive Officer of IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since January 2018); President, Mainstay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (since 2017); Senior Managing Director, Global Product Development (From 2015 to 2016); Managing Director, Product Development (From 2010 to 2015), New York Life Investment Management LLC

Jack R. Benintende 1964	Treasurer and Principal Financial and Accounting Officer	Indefinite term (Since 2011)	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay Funds Trust (since 2009), and The MainStay Funds and MainStay VP Funds Trust (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)

Kevin M. Bopp 1969	Vice President and Chief Compliance Officer	Indefinite term (Since 2014)	Chief Compliance Officer, New York Life Investment Management LLC, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (since 2014); Assistant Secretary, MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**

J. Kevin Gao 1967	Secretary and Chief Legal Officer	Indefinite term (Since 2011)	Managing Director and Associate General Counsel, New York Life Investments (since 2010); Secretary and Chief Legal Officer, MainStay Funds Trust, MainStay VP Funds Trust and The MainStay Funds (since 2010)

C-1

Name and Year of Birth	Position with the Fund	Term of Office and Year First Elected or Appointed	Principal Occupation(s) During Past Five Years**
Scott T. Harrington 1959	Vice President — Administration	Indefinite term (Since 2011)	Managing Director, New York Life Investments (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President — Administration, MainStay VP Funds Trust and The MainStay Funds and MainStay Funds Trust (since 2005)

*	The Officers listed above are considered to be “interested persons” of the Fund within the meaning of the 1940 Act because of their affiliation with the Fund, New York Life, New York Life Investments, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.”
**	Terms of service for MainStay VP Funds Trust include service as an Officer of MainStay VP Funds Trust’s predecessor, MainStay VP Series Fund, Inc., a Maryland corporation. Terms of service for MainStay Funds Trust include service as an Officer of certain predecessor entities to MainStay Funds Trust.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on October 2, 2019: the Proxy Statement is available at https://www.proxy-direct.com/man-30772

C-2

MAINSTAY MACKAY DEFINEDTERM MUNICIPAL OPPORTUNITIES FUND
51 MADISON AVENUE
NEW YORK, NEW YORK 10010

ANNUAL MEETING OF SHAREHOLDERS — OCTOBER 2, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby revokes all previous proxies for his/her shares and appoints J. Kevin Gao, Thomas C. Humbert, Jr., Y. Rachel Kuo and Thomas Lynch, or any of them, with the right of substitution, proxies of the undersigned at the annual meeting of shareholders of the Fund to be held at the offices of New York Life Investment Management LLC at 51 Madison Avenue, New York, New York 10010, on Wednesday, October 2, 2019 at 9:00 a.m., Eastern time, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this annual meeting of shareholders and specifically as indicated on the reverse side of this proxy card.

Please refer to the Proxy Statement for a discussion of these matters.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE JOINT ANNUAL MEETING OF SHAREHOLDERS. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend the Shareholder Meeting
51 Madison Avenue
New York, NY 10010
on October 2, 2019

Please detach at perforation before mailing.

PROXY

COMMON SHARES

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

MMD_[__]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal **The Board recommends voting "FOR ALL" of the nominees.**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To elect the following nominees as Trustees of the Fund: 01. Susan B. Kerley	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx MMD [__] M xxxxxxxx +

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE

VOTE IN PERSON
Attend the Shareholder Meeting
51 Madison Avenue
New York, NY 10010
on [October 2, 2019]

Please detach at perforation before mailing.

PROXY

PREFERRED SHARES

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.
MMD_[___]_Pref

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal **The Board recommends voting "FOR ALL" of the nominees.**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To elect the following nominees as Trustees of the Fund: 01. Susan B. Kerley 02. Jacques P. Perold	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided below.

____

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx MMD [__] M xxxxxxxx